United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 4, 2006
                                                          -------------


                              NORTH VALLEY BANCORP
             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


                 0-10652                             94-2751350
        ------------------------         ---------------------------------
        (Commission File Number)         (IRS Employer Identification No.)


                    300 Park Marina Circle, Redding, CA 96001
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (530) 226-2900
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 5.03         Amendments to Articles of Incorporation or Bylaws;
                           Change in Fiscal Year

         At the North Valley Bancorp Annual Meeting of Shareholders held on May 26, 2005, the shareholders approved management's proposal to eliminate its classified ("staggered") Board of Directors. The classified system of electing directors had been in effect since the shareholders approved the system in the year 2000. To give effect to this declassification of the Board of Directors, the shareholders authorized amendments of the Articles of Incorporation and Bylaws of North Valley Bancorp, as set forth in Appendix C and Appendix D, respectively, to the definitive proxy statement filed with the Commission on April 28, 2005. North Valley Bancorp reports that such amendments are now in effect. On December 13, 2005, the authorized form of Certificate of Amendment of the Amended and Restated Articles of Incorporation of North Valley Bancorp was filed with the California Secretary of State, effective on the filing date, and on October 20, 2005, the Board of Directors approved the companion amendment of the North Valley Bancorp Bylaws, effective on that date. A copy of the Certificate of Amendment of the Amended and Restated Articles of Incorporation, as filed, and a copy of the Bylaws, as amended and restated as of November 22, 2005, are attached to this report as Exhibits 99.108 and 99.109, respectively, and are incorporated here by reference.


         Item 9.01.        Financial Statements and Exhibits.

         (c)  Exhibits

         99.108 Certificate of Amendment of Amended and Restated Articles of Incorporation of North Valley Bancorp (as filed with the California Secretary of State on December 13, 2005)

         99.109 By-laws of North Valley Bancorp, as amended and restated (as of November 22, 2005)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NORTH VALLEY BANCORP
                                               (Registrant)

Dated:  April 4, 2006                          By: /s/ JAMES J. KIM
                                                   -----------------------------
                                                   James J. Kim
                                                   SVP / Controller

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